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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 22, 2000

                           TELECOMM INDUSTRIES, CORP.

             (Exact name of registrant as specified in its charter)



       Delaware                         0-4410                    34-1765902

   (State or other                 (commission file             (IRS employer
   jurisdiction of                      number)              identification no.)
    incorporation)



                         8450 Westfield Blvd., Suite 100
                           Indianapolis, Indiana 46240

              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (317) 202-3000


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Item 5.           Other Events.

                  The Company's President and CEO resigned his position as such on September 18, 2000, as described more fully in the attached Press Release filed on September 22, 2000. Mr. Satterthwaite will remain as a director of the Company. Mr. Raymond W. Sheets, Jr., the Company's acting Chairman of the Board, was named Chief Executive Officer and Chairman of the Board until such time and the Board selects a permanent replacement for Mr. Satterthwaite.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                           (99.3) Press Release of the Company dated September 22, 2000


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TELECOMM INDUSTRIES CORP.

                                            SS// Raymond W. Sheets

Date: September 22, 2000            By:     _____________________________
                                            Raymond W. Sheets, Jr.
                                            Chief Executive Officer and
                                            Chairman of the Board.


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                                  EXHIBIT INDEX

Exhibit
  No.                               Description
-------                             -----------


  99.3                                   Press Release of Telecomm
                                         Industries Corp. dated September
                                         22, 2000